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                                                                    EXHIBIT 10.8

      AMENDMENT NO. 1 TO THE COMMERCIAL LEASE OF DECEMBER 31, 1991 BETWEEN
             PHILIP R. THOMAS AND WAYNE HEIRTZLER THOMAS, OWNERS AND
                           THOMAS GROUP, INC., LESSEE

The following amendment to that certain Commercial Lease of December 31, 1991 is hereby adopted:

2.1 The LESSEE shall have the option to renew this lease for an additional fifteen (15) years after November 20, 2016, provided that OWNER shall not have exercised the option set forth in Paragraph 14. LESSEE must provide notice to OWNER of intention to exercise this option by August 20, 2016. OWNER and LESSEE will in good faith negotiate the rental for the option period. Failure to agree upon a rental for the option period will cause this lease to be renewed for a five (5) year period beginning November 21, 2016 at a rental rate of $18,000 per year.

2.2 If LESSEE fails to exercise this option to renew, the lease shall terminate.

2.3 Upon termination of this lease on November 20, 2016 or at the expiration of the renewal option period if said option is exercised by LESSEE, all leasehold improvements placed on the premises by LESSEE at any time and remaining on the premises at termination of this lease will revert to OWNER or OWNER's estate.

Done and signed by the parties on ___________________________, 1992 in the presence of the subscribing witnesses.

WITNESSES:


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                                             Philip R. Thomas, Owner


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                                             Wayne Heirtzler Thomas, Owner

                                             Thomas Group, Inc.,  Lessee

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                                             Robert C. Pearson, Vice President
                                             and Chief Financial Officer